Exhibit 99.1

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

LEAF Commercial Capital, Inc. (the “Servicer”) M&T Equipment (2026-LEAF1), LLC (the “Issuer”) 2005 Market Street, 14th Floor Philadelphia, Pennsylvania 19103	30 June 2026

Re:	M&T Equipment (2026-LEAF1), LLC
Equipment Contract Backed Notes, Series 2026-1 (the “Notes”)
Sample Receivables Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by the Servicer, Issuer, Goldman Sachs & Co. LLC, BofA Securities, Inc. and Citigroup Global Markets Inc. (collectively, the “Specified Parties”), for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to a pool of leases and commercial loan contracts (the “Receivables”) relating to the Issuer’s securitization transaction.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report.  No other party acknowledged the appropriateness of the procedures.  Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Servicer, on behalf of the Issuer, provided us with:
a.	Electronic data files (collectively, the “Provided Data Files”):
i.
Labeled “Statistical Data Tape 2026_1 External.xlsx” and the corresponding record layout and decode information, as applicable (the “Preliminary Data File”), that the Servicer, on behalf of the Issuer, indicated contains information as of 31 May 2026 (the “Preliminary Cut‑off Date”) relating to certain leases and commercial loan contracts (the “Preliminary Receivables”) that are expected to be representative of the Receivables and

ii.
Labeled “Equipment Desc to Asset Category Desc_6.2026.xlsx” and the corresponding record layout and decode information, as applicable (the “Equipment Description Mapping File”), that the Servicer, on behalf of the Issuer, indicated contains equipment type information relating to the Preliminary Receivables,

b.	Imaged copies of the following items (collectively, the “Sources”):
i.	The lease agreement, finance agreement, rental agreement, addendum to agreement or correction notice (collectively, and as applicable, the “Contract”) and
ii.	Certain printed screen shots (the “System Screen Shots”),
that the Servicer, on behalf of the Issuer, indicated contain information relating to the Sample Receivables (as defined in Attachment A),
c.	The list of relevant characteristics (the “Sample Characteristics”) on the Preliminary Data File, which is shown on Exhibit 1 to Attachment A, and
d.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, certain information contained on the Preliminary Data File is the “Subject Matter” as of the date of this report.

The procedures included in Attachment A were limited to comparing or recalculating, as applicable, certain information that is further described in Attachment A.  The Issuer is responsible for the Subject Matter, Provided Data Files, Sources, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein.  We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A.  We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Equipment Description Mapping File, Sources or any other information provided to us, or that we were instructed to obtain, as applicable, by the Servicer, on behalf of the Issuer, upon which we relied in forming our findings.  Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Preliminary Receivables or Receivables, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Servicer, on behalf of the Issuer, that are described in this report.  We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”).  An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein.  Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:
a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Receivables conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Receivables,
iii.	Whether the originator(s) of the Receivables complied with federal, state or local laws or regulations or
iv.
Any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Issuer and to meet our other ethical responsibilities, as applicable, for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed‑upon procedures engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties.  It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

30 June 2026

Attachment A

Procedures performed and our associated findings

1.
As instructed by the Servicer, on behalf of the Issuer, we randomly selected a sample of 150 Preliminary Receivables from the Preliminary Data File (the “Sample Receivables”).  For the purpose of this procedure, the Servicer, on behalf of the Issuer, did not inform us as to the basis for how they determined the number of Sample Receivables or the methodology they instructed us to use to select the Sample Receivables from the Preliminary Data File.

For the purpose of the procedures described in this report, the 150 Sample Receivables are referred to as Sample Receivable Numbers 1 through 150.

2.
For each Sample Receivable, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located in, or to the corresponding information we recalculated using information located in, the Sources, subject to the instructions, assumptions and methodologies provided by the Servicer, on behalf of the Issuer, described in the notes to Exhibit 1 to Attachment A.  The Source(s) that we were instructed by the Servicer, on behalf of the Issuer, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A.  All such compared information was found to be in agreement.

Exhibit 1 to Attachment A Page 1 of 2
Sample Characteristics and Sources

Sample Characteristic	Preliminary Data File Field Name	Source(s)

Contract number	ContractNo	System Screen Shots

Customer state	Customer State	System Screen Shots

Contract payment	ContractPayment	Contract or System Screen Shots

Original term	ContractTermMonths	Contract or System Screen Shots

Equipment type	AssetCodeCategoryDesc	System Screen Shots

Notes:

i.	The contract number Sample Characteristic is for identification purposes only.

ii.
For the purpose of comparing the contract payment Sample Characteristic for each Sample Receivable (except for Sample Receivable Numbers 10, 11, 13, 27, 28, 40, 44, 46, 50, 57, 58, 64, 66, 68, 69, 77, 84, 91, 92, 94, 101, 102, 105, 126, 139 and 148), the Servicer, on behalf of the Issuer, instructed us to use the Contract as the Source.

For the purpose of comparing the contract payment Sample Characteristic for Sample Receivable Numbers 10, 11, 13, 27, 28, 40, 44, 46, 50, 57, 58, 64, 66, 68, 69, 77, 84, 91, 92, 94, 101, 102, 105, 126, 139 and 148, the Servicer, on behalf of the Issuer, instructed us to use the System Screen Shots as the Source.

The Servicer, on behalf of the Issuer, instructed us to not to compare the contract payment Sample Characteristic for any Sample Receivable with a contract payment value of “0” or “-,“ as shown on the Preliminary Data File.

iii.
For the purpose of comparing the original term Sample Characteristic for each Sample Receivable (except for Sample Receivable Numbers 4, 11, 23, 30, 34, 43, 47, 48, 49, 51, 52, 53, 60, 67, 77, 90, 91, 92, 105, 109, 111, 135, 137, 138, 140, 141 and 142), the Servicer, on behalf of the Issuer, instructed us to use the Contract as the Source.

For the purpose of comparing the original term Sample Characteristic for Sample Receivable Numbers 4, 11, 23, 30, 34, 43, 47, 48, 49, 51, 52, 53, 60, 67, 77, 90, 91, 92, 105, 109, 111, 135, 137, 138, 140, 141 and 142, the Servicer, on behalf of the Issuer, instructed us to use the System Screen Shots as the Source.

Exhibit 1 to Attachment A Page 2 of 2
iv.
For the purpose of comparing the equipment type Sample Characteristic for each Sample Receivable, the Servicer, on behalf of the Issuer, instructed us to note agreement if the equipment type, as shown on the Preliminary Data File, agreed with the corresponding equipment type, as shown on the System Screen Shots, in accordance with the decode information shown in the Equipment Description Mapping File.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Servicer, on behalf of the Issuer, described in the notes above.